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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 17, 1999
                                                ------------------------------


                                  GANTOS, INC.
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             (Exact name of registrant as specified in its charter)

        Michigan                      0-14577                 38-1414122
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


1266 E. Main Street, Fifth Floor, Stamford, Connecticut              06902
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (203) 358-0294
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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On June 17, 1999, the client-auditor relationship between Gantos, Inc. (the "Company") and PricewaterhouseCoopers LLP, the independent accountants for the Company's most recent fiscal year, ceased. In connection with its audits for fiscal years 1998 and 1997, and during the interim period preceding PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for such years, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements. PricewaterhouseCoopers LLP's reports with respect to the Company's financial statements for fiscal 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles; however, such reports included an explanatory paragraph regarding the Company's ability to continue as a going concern in both reports.

         The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission confirming that they agree with the above statements. A copy of such letter, dated June 24, 1999, is filed as Exhibit 16.2 to this Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits:

             16.1 Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

             16.2 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 24, 1999                                   GANTOS, INC.
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                                                        (Registrant)

                                            By:  /s/ Thomas J. Villano
                                               ---------------------------------
                                                 Thomas J. Villano

                                            Its: Senior Vice President, Chief
                                                 Financial Officer and Secretary





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                                  EXHIBIT INDEX

Exhibit         Description
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16.1     Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

16.3 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.